Exhibit 23
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We consent to the incorporation by reference in this Annual Report (Form 10-K) of Temple-Inland Inc. of our report dated February 25, 2008, with respect to the consolidated financial statements of Temple-Inland Inc., included in the 2007 Annual Report to Shareholders of Temple-Inland Inc.
We consent to the incorporation by reference in the following Registration Statements:
1)	Registration Statement (Form S-3 No. 333-130034) of Temple-Inland Inc.

2)	Registration Statement (Form S-8 No. 333-129545) of Temple-Inland Inc.

3)	Registration Statement (Form S-8 No. 333-129546) of Temple-Inland Inc.

4)	Registration Statement (Form S-8 No. 333-129547) of Temple-Inland Inc.

5)	Registration Statement (Form S-8 No. 333-129548) of Temple-Inland Inc.

6)	Registration Statement (Form S-8 No. 333-129549) of Temple-Inland Inc.

7)	Registration Statement (Form S-8 No. 333-113180) of Temple-Inland Inc.

8)	Registration Statement (Form S-8 No. 333-105072) of Temple-Inland Inc.

9)	Registration Statement (Form S-8 No. 333-33702) of Temple-Inland Inc.

10)	Registration Statement (Form S-8 No. 333-27469) of Temple-Inland Inc.

11)	Registration Statement (Form S-8 No. 33-63104) of Temple-Inland Inc.

12)	Registration Statement (Form S-8 No. 33-54388) of Temple-Inland Inc.

13)	Registration Statement (Form S-8 No. 33-48034) of Temple-Inland Inc.

14)	Registration Statement (Form S-8 No. 33-43802) of Temple-Inland Inc.

15)	Registration Statement (Post Effective Amendment Number 1 on Form S-8 No. 33-27286) of Temple-Inland Inc.

16)	Registration Statement (Post Effective Amendment Number 2 on Form S-8 No. 33-32124) of Temple-Inland Inc.
of our report dated February 25, 2008, with respect to the consolidated financial statements of Temple-Inland Inc., incorporated herein by reference, and our report dated February 25, 2008, with respect to the effectiveness of Temple-Inland Inc.’s internal control over financial reporting, included in this Annual Report (Form 10-K) for the year ended December 29, 2007.
/s/ Ernst & Young
Austin, Texas
February 25, 2008